SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                      (Amendment No.     )


Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

 [ ]     Preliminary Proxy Statement

 [ ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 [x]     Definitive Proxy Statement

 [ ]     Definitive Additional Materials

 [ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
                    240.14a-12


                  EMISPHERE TECHNOLOGIES, INC.
        (Name of Registrant as Specified In Its Charter)


 (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [x] No fee required

 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed aggregate value of transaction:

         5)  Total fee paid:

 [ ]  Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:


                    EMISPHERE TECHNOLOGIES, INC.
                          15 Skyline Drive
                      Hawthorne, New York 10532


                                                    November 28, 1997



Dear Stockholder:

          You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held on Thursday, January 15, 1998 at 10:00 a.m. local time at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York.

          At this meeting, you will be asked to consider and vote upon the election of directors of the Company, to approve and adopt amendments to the Company's 1991 Stock Option Plan and 1995 Non-Qualified Stock Option Plan, to approve the Directors' Deferred
Compensation Stock Plan and to ratify the Board of Directors' selection of Coopers & Lybrand L.L.P. to serve as the Company's independent accountants for the fiscal year ending July 31, 1998.

          The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and cordially invites you to attend the meeting in person. It is in any event important that your shares be represented and we ask that you sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

          Thank you for your cooperation.

                                   Very truly yours,

                                   MICHAEL M. GOLDBERG, M.D.
                                   Chairman of the Board of Directors



                     EMISPHERE TECHNOLOGIES, INC.
                           15 Skyline Drive
                      Hawthorne, New York 10532

                   ________________________________

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   ________________________________

                                                   Hawthorne, New York
                                                     November 28, 1997

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of EMISPHERE TECHNOLOGIES, INC. (the "Company"), a Delaware corporation, will be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York on Thursday, January 15, 1998 at 10:00 a.m. local time, for the purposes of considering and voting upon the following matters, as more fully described in the attached Proxy Statement:

          1. To elect seven directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

          2. To approve and adopt an amendment to the Company's 1991 Stock Option Plan increasing the maximum number of shares of the Company's Common Stock available for issuance thereunder by 300,000;

          3. To approve and adopt an amendment to the Company's 1995 Non-Qualified Stock Option Plan increasing the maximum number of shares of the Company's Common Stock available for issuance thereunder by 200,000;

          4. To approve the Directors' Deferred Stock Compensation Plan providing for the issuance of up to 25,000 shares of the Company's Common Stock thereunder;

          5.   To ratify  the Board of Directors' selection of Coopers
     &  Lybrand   L.L.P.  to   serve  as   the  Company's  independent
     accountants for the fiscal year ending July 31, 1998; and

          6. To transact such other business as may properly come before the meeting or any adjournment thereof.

          Only those stockholders of record at the close of business on November 26, 1997 will be entitled to receive notice of, and vote at, said meeting. A list of stockholders entitled to vote at the meeting is open to examination by any stockholder at the principal offices of the Company, 15 Skyline Drive, Hawthorne, New York 10532.

          All stockholders are cordially invited to attend the meeting in person. In any event, please mark your votes, then date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. Please note that the accompanying form of proxy must be returned to record your vote. The proxy is revocable by you at any time prior to its exercise. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.



                                   By order of the Board of Directors

                                   SAM J. MILSTEIN, PH.D.
                                   Secretary









                     EMISPHERE TECHNOLOGIES, INC.
                           15 Skyline Drive
                      Hawthorne, New York 10532

                   ________________________________

                           PROXY STATEMENT
                   ________________________________


          This Proxy Statement is furnished to holders of the Common Stock, $.01 par value per share (the "Common Stock"), of Emisphere Technologies, Inc. (the "Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders to be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York on Thursday, January 15, 1998, at 10:00 a.m. local time, and at any and all adjournments thereof. Stockholders may revoke the authority granted by their execution of proxies at any time prior to their use by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by attending the meeting and voting in person. Solicitation of proxies will be made chiefly through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company. The Company may also enlist the aid of brokerage houses or the Company's transfer agent in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company. This proxy statement and accompanying form of proxy are being mailed to stockholders on or about December 4, 1997.

          Shares of the Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote all proxies received by them FOR the election of the seven nominees named herein, FOR the approval of the amendments to the 1991 Stock Option Plan and the 1995 Non-Qualified Stock Option Plan, FOR the approval of the Directors' Deferred Compensation Stock Plan and FOR ratification of the Board of Directors' selection of Coopers & Lybrand L.L.P. to serve as the Company's independent accountants for the fiscal year ending July 31, 1998.

          If a quorum is present at the meeting, those nominees receiving a plurality of the votes cast will be elected as directors. A majority of the votes cast (excluding abstentions and broker non-votes) will be required for the approval of the amendments to the to the 1991 Stock Option Plan and the 1995 Non-Qualified Stock Option Plan, the approval of the Directors' Deferred Compensation Stock Plan and the ratification of the Board's selection of Coopers & Lybrand L.L.P. as the Company's independent accountants.


                                VOTING

          Only stockholders of record at the close of business on November 26, 1997 will be entitled to vote at the meeting or any and all adjournments thereof. As of November 26, 1997 the Company had outstanding 10,707,672 shares of the Common Stock, the Company's only class of voting securities outstanding. Each stockholder of the Company will be entitled to one vote for each share of the Common Stock registered in his or her name on the record date. A majority of all shares of the Common Stock outstanding constitutes a quorum and is required to be present in person or by proxy to conduct business at the meeting.

                                 -2-

           BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN
                     STOCKHOLDERS AND MANAGEMENT

          The following table sets forth certain information, as of November 10, 1997, except as noted, regarding the beneficial ownership of the Common Stock by (i) each person or group known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and nominee for director of the Company,
(iii) each executive officer of the Company named below and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares listed.

                                               Amount and Nature    Percent
 Name and Address of                             of Beneficial         of
  Beneficial Owner (1)                           Ownership (2)       Class

 Amerindo Investment Advisors Inc.
  and affiliates (3).................              1,107,300          10.3%
  One Embarcardero Center, Suite 2300
  San Francisco, California  94111-3162
 Elan International Services Ltd.....                850,000           7.8%
  102 St James Court
  Flatts Smiths FL04
  Bermuda
 INVESCO PLC and affiliates (4)......              1,243,800          11.6%
  11 Devonshire Square
  London EC2M 4YR
  England
 Michael M. Goldberg, M.D............              1,096,058 (5)       9.3%
 Sam J. Milstein, Ph.D...............                668,206           5.9%
 Howard M. Pack......................                163,383 (6)       1.5%
 Jere E. Goyan, Ph.D.................                 70,000            *
 Peter Barton Hutt, Esq..............                 70,000            *
 Mark I. Greene, M.D., Ph.D..........                 50,333            *
 Joseph R. Robinson, Ph.D............                  2,000            *
 Robert A. Baughman, Jr., Pharm.D., Ph.D.            139,801           1.3%
 Lewis H. Bender.....................                 44,831            *
 All directors and executive officers
  as a group.........................              2,304,612 (5)(6)   17.9%
_______________________________
* Less than 1%
(1)  Unless otherwise  specified, the address of each beneficial owner is c/o the Company, 15 Skyline Drive, Hawthorne, New York 10532.
(2)  The number  of shares  set forth  for Elan International Services
  Ltd. and for each director and executive officer of the Company includes the following number of shares with respect to which such individual has the right, exercisable within 60 days, to acquire beneficial ownership upon exercise of options granted or warrants issued by the Company:
                                             Number of Shares
       Elan International Services Ltd...         250,000
       Dr. Goldberg......................       1,059,095
       Dr. Milstein......................         659,204
       Mr. Pack..........................          70,000
       Dr. Goyan.........................          70,000
       Mr. Hutt..........................          70,000
       Dr. Greene........................          50,333
       Dr. Robinson......................           2,000
       Dr. Baughman......................         136,258
       Mr. Bender........................          40,814
       All directors and executive
         officers as a group                    2,157,704

                                 -3-
(3) Based on a Schedule 13G filed April 4, 1997, Amerindo Investment Advisors Inc., a California corporation, Amerindo Investment Advisors, Inc., a Panama corporation, Alberto W. Vilar and Gary A. Tanaka share voting and dispositive power with respect to 1,107,300 shares.

(4) Based on a Schedule 13G filed February 14, 1997, INVESCO PLC, an English corporation, INVESCO North American Group, Ltd., an English corporation, INVESCO, Inc., a Delaware corporation, INVESCO North American Holdings, Inc., a Delaware corporation, and INVESCO Funds Group, Inc., a Delaware corporation, share voting and dispositive power with respect to 1,243,800 shares.

(5) Does not include 130,000 shares with respect to which members of Dr. Goldberg's family have the right to acquire beneficial ownership upon exercise of options and with respect to which Dr. Goldberg disclaims beneficial ownership.

(6) Does not include 331,519 shares beneficially owned by various members of Mr. Pack's family, with respect to which Mr. Pack disclaims beneficial ownership.


                  PROPOSAL I:  ELECTION OF DIRECTORS

          At the meeting, seven directors (constituting the entire Board of Directors) are to be elected to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The proxies given pursuant to this solicitation will be voted in favor of the seven nominees listed below unless authority is withheld. Should a nominee become unavailable to serve for any reason, the proxies will be voted for an alternative nominee to be determined by the persons named in the proxy. The Board of Directors has no reason to believe that any nominee will be unavailable. Proxies cannot be voted for a greater number of persons than the number of nominees named. The election of directors requires a plurality vote of those shares voted at the meeting with respect to the election of directors.

Information Concerning Nominees

          The persons nominated as directors of the Company (all of whom are currently directors of the Company), their respective ages, the year in which each first became a director of the Company and their principal occupations or employment during the past five years are as follows:

                                     Year
                                    First
                                   Elected
      Name                    Age  Director      Position with the Company

 Michael M. Goldberg, M.D.    38     1990        Chairman of  the Board of
                                                 Directors    and    Chief
                                                 Executive Officer
 Jere E. Goyan, Ph.D......    67    1992         Director
 Mark I. Greene, M.D., Ph.D.  49    1995         Director
 Peter Barton Hutt, Esq...    63    1992         Director
 Sam J. Milstein, Ph.D....    48    1991         Director,      President,
                                                 Chief Scientific  Officer
                                                 and Secretary
 Howard M. Pack...........    79    1985         Director
 Joseph R. Robinson, Ph.D.    59    1997         Director

          Michael M. Goldberg, M.D. has served as Chairman of the Board of Directors since November 1991 and Chief Executive Officer and a director of the Company since August 1990. In addition, Dr. Goldberg served as President from August 1990 to October 1995. In February 1990, Dr. Goldberg founded Montaur Capital Corporation, a health care investment banking firm. Prior thereto he was a vice president of The First Boston Corporation, and was a founding member of the firm's healthcare banking group.

          Jere E. Goyan, Ph.D., is President, Chief Operating Officer, and a director of Alteon, Inc., a development stage pharmaceutical company, where he started as Senior Vice President Research and
Development in January 1993. Prior thereto he was a Professor of Pharmacy and Pharmaceutical Chemistry and the Dean of the School of Pharmacy at the University of California, San Francisco, and has
served in various other academic, administrative and advisory positions, including that of Commissioner of the Food and Drug Administration. He currently serves as a director of Atrix Corporation, SciClone Pharmaceuticals and Boeringer Ingelheim.

          Mark I. Greene, M.D., Ph.D. has been Professor of Medicine, Department of Pathology, School of Medicine at the University of Pennsylvania for more than the past five years.

          Peter Barton Hutt, Esq., has for more than the past five years been a partner at the law firm of Covington & Burling in
Washington, D.C., where he specializes in the practice of food and drug law. He currently serves as a director of IDEC Pharmaceuticals, Inc., Interneuron Pharmaceuticals, Inc. and Sparta Pharmaceuticals, Inc.

          Sam J.  Milstein, Ph.D.  has been  with  the  Company  since
September 1990, as a director and Chief Scientific Officer since November 1991, as President since October 1995, as Secretary since December 1990 and as Co-Director of Science and Research and Development prior to November 1991. In addition, Dr. Milstein served as Executive Vice President from November 1990 to October 1995. Prior to September 1990, Dr. Milstein served as President of Mortar & Pestle Consulting, Inc., a consulting firm.

          Howard M. Pack has served as a director of the Company since its inception in April 1985 and served as Executive Vice President of Finance from the Company's inception until October 1988. For more than five years until November 1992, Mr. Pack served as Chairman of the Board for Seatrain Lines, Inc., a cargo company that filed a consent to an involuntary petition for reorganization under the Federal Bankruptcy Code in February 1981 and a plan of complete liquidation under Chapter 7 thereof in November 1992.

          Joseph R. Robinson, Ph.D. has been Professor of Pharmacy and Ophthalmology at the University of Wisconsin for more than the past five years. He currently serves as a director of Cima Laboratories, Inc.

Meetings and Committees of the Board of Directors

          During the fiscal year ended July 31, 1997, the Board of Directors of the Company held four meetings. Each of the incumbent directors attended more than 75% of the aggregate number of meetings held by the Board and the Committees thereof on which he served.

          The Company has an Audit Committee and a Compensation Committee of the Board of Directors. Dr. Goyan and Messrs. Hutt and Pack serve on the Audit Committee and Mr. Pack and Drs. Greene and Robinson serve on the Compensation Committee. The Audit Committee consults with the Company's independent accountants, reviews the services provided by such independent accountants and oversees the internal accounting procedures of the Company. The Audit Committee held one meeting during the fiscal year ended July 31, 1997.

          The Compensation Committee makes recommendations to the Board of Directors regarding compensation of executive officers of the Company and administers the Company's stock option plans. The Compensation Committee took all action by unanimous consent during the fiscal year ended July 31, 1997 and held no meetings.

          The Company has no standing nominating committee and no committee performing a similar function.

Compensation of Directors

          Directors receive no cash compensation in their capacity as directors. Directors who are not employees of the Company receive, pursuant to the Company's Stock Option Plan for Outside Directors (the "Directors Plan"), options to purchase shares of the Common Stock. Messrs. Hutt and Pack and Drs. Goyan and Greene have each received an initial option to purchase 70,000 shares under the Directors Plan in effect prior to January 29, 1997. Under the Directors Plan as currently in effect, Dr. Robinson has received an initial option to purchase 35,000 shares and Messrs. Hutt and Pack and Dr. Goyan have each received an additional option to purchase 21,000 shares. The exercise prices are $13.00 per share for the initial options granted to Dr. Goyan and Messrs. Hutt and Pack, $8.625 for the initial option granted to Dr. Greene, $23.50 for the initial option granted to Dr. Robinson and $13.75 for the additional options granted to Messrs. Hutt and Pack and Dr. Goyan. In the event the holder of an option ceases to serve as a director of the Company, the option may be exercised with respect to the fully vested shares within six months thereafter and will terminate immediately with respect to all unvested shares.

          In addition, directors will receive, pursuant to the Directors Deferred Compensation Stock Plan, a number of shares of the Common Stock for each meeting of the Board or a committee thereof attended. See Proposal IV.

Voting

          Those nominees  receiving a plurality of the votes cast will
be elected  directors.   Abstentions and  broker  non-votes  will  not
affect the outcome of the election.

          The Board of Directors of the Company deems the election of the seven nominees listed above as directors to be in the best interest of the Company and its stockholders and recommends a vote "FOR" their election.


                        EXECUTIVE COMPENSATION

     The following table sets forth information regarding the aggregate compensation paid by the Company for the three fiscal years ended July 31, 1997 to the Company's Chief Executive Officer and other executive officers whose total compensation exceeded $100,000 during the last fiscal year:

                      SUMMARY COMPENSATION TABLE
                                           Annual
                                Fiscal  Compensation         Stock          Other
 Name and Principal Position     Year       <F1>         Option Grants       <F2>
 Michael M. Goldberg.....        1997     $359,880       4,985 shares<F3>  $4,750
  Chairman of the Board and      1996      335,349     756,749 shares       4,620
  Chief Executive Officer        1995      227,605      16,507 shares       4,497

 Sam J. Milstein.........        1997     $312,904       4,253 shares<F3>  $4,750
  President, Chief Scientific    1996      287,683     555,903 shares       3,850
  Officer and Secretary          1995      202,187      10,792 shares       3,850

 Robert A. Baughman, Jr..        1997     $195,337      22,724 shares      $4,750
  Senior Vice President and      1996      180,154       3,664 shares       3,175
  Director of Development        1995      165,641       8,131 shares       2,910

 Lewis H. Bender.........        1997     $144,479      51,843 shares      $2,748
  Senior Vice President,         1996      120,125      77,396 shares       2,032
  Business Development<F4>
_______________________________

<F1> Annual compensation  consists solely  of base  salary except that
  Drs. Goldberg, Milstein and Baughman were also paid in lieu of earned vacations $31,280, $38,231 and $22,212, respectively, during the 1997 fiscal year, $25,349, $33,873 and $20,154, respectively, during the 1996 fiscal year and $0, $14,808 and $12,308, respectively, during the 1995 fiscal year. As to each individual named, the aggregate amounts of all perquisites and other personal benefits, securities and property not included in the summary compensation table above or described below do not exceed the lesser of $50,000 or 10% of the annual compensation. During a portion of the 1995 fiscal year, the executive officers and certain other employees of the Company agreed to forgo a portion of cash compensation in return for an option to purchase a number of shares of the Common Stock determined by dividing the amount of cash compensation forgone by the fair market value of the Common Stock on the date of grant of the option.

<F2> Other compensation consists solely of matching contributions made by the Company under a defined contribution plan available to substantially all employees.

<F3> Does not  include options  with respect to 562,315 shares for Dr.
  Goldberg and 346,716 shares for Dr. Milstein originally granted in 1992 in connection with each of their respective employment agreements. By resolution of the Company's Board of Directors adopted during the 1997 fiscal year, such options were deemed for all purposes to have been granted under the Company's 1991 Stock Option Plan with respect to 262,315 shares for Dr. Goldberg and 146,716 shares for Dr. Milstein and under the Company's 1995 Non-Qualified Stock Option Plan with respect to 300,000 shares for Dr. Goldberg and 200,000 for Dr. Milstein. The Board also extended from July 31, 1997 to July 31, 2002 the expiration dates for such options.

<F4> Mr. Bender  became an executive officer of the Company in October of 1995.

                                 -7-

     The following table sets forth certain information relating to stock option grants to the executive officers named above during the fiscal year ended July 31, 1997:

    STOCK OPTION GRANTS DURING THE FISCAL YEAR ENDED JULY 31, 1997
                                   Percent
                        Number    of Total                             Potential
                       of Shares   Option                         Realizable Value at
                        Under-     Shares                           Assumed Annual
                         lying     Granted   Exercise               Annual Rates of
                        Options      to       Price     Expir-  Stock Price Appreciation
                        Granted   Employees    Per      ation       for Option Term
Name                     <F1>       <F2>      Share      Date        5%        10%
 Michael M. Goldberg     2,388      <F3>     $  7.13    2/1/97   $  3,005  $    3,005
                           999      <F3>       13.175   5/1/97      2,323       2,323
                           748      <F3>       16.15    8/1/97      2,132       2,132
                           850      <F3>       14.50   11/1/97      2,175       2,175
 Sam J. Milstein.        1,888      <F3>     $  7.13    2/1/97   $  2,376  $    2,376
                           918      <F3>       13.175   5/1/97      2,134       2,134
                           603      <F3>       16.15    8/1/97      1,719       1,719
                           844      <F3>       14.50   11/1/97      2,160       2,160
 Robert A.  Baughman,    1,197      <F3>     $  7.13    2/1/97   $  1,056  $    1,056
 Jr..............          532      <F3>       13.175   5/1/97      1,237       1,237
                           398      <F3>       16.15    8/1/97      1,134       1,134
                           592      <F3>       14.50   11/1/97      1,515       1,515
                        20,000      5.0%       10.00    9/3/06    125,579     318,748
 Lewis H. Bender.          658      <F3>     $  7.13    2/1/97   $    828  $      828
                           407      <F3>       13.175   5/1/97        946         946
                           351      <F3>       16.15    8/1/97      1,000       1,000
                           427      <F3>       14.50   11/1/97      1,093       1,093
                        50,000      1.4%       16.875  3/21/07    530,630   1,344,720
_______________________________

<F1>  Options that expired in 1997 were all granted under the Company's
  Employee  Stock   Purchase  Plan  or  Non-Qualified  Employee  Stock
  Purchase Plan at exercise prices equal to the lower of the fair market value on the date of grant or 85% of the fair market value on
  the date  of exercise.   Options  expiring in  2006 or 2007 were all
  granted under the Company's 1991 Stock Option Plan at prices equal to the fair market value on the date of grant.

<F2>  The total  number of option shares granted during the 1997 fiscal year  to  employees  includes  52,259  shares  under  the  Company's
  Employee  Stock   Purchase  Plan  or  Non-Qualified  Employee  Stock
  Purchase Plan, 275,500 shares under the Company's 1991 Stock Option Plan and 75,000 shares under the Company's 1995 Non-Qualified Stock Option Plan.

<F3>  Less than 1.0%

     The following table sets forth information as to the exercises of options during the fiscal year ended July 31, 1997 and the number and value of unexercised options held by the executive officers named above as of July 31, 1997:

        AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

                        Exercises During
                        the Fiscal Year          Number of
                       Number                 Shares Undelying       Value of Unexercised
                         of                  Unexercised Options   In-the-Money Options<F1>
                       Shares     Value       Exer-      Unexer-      Exer-       Unexer-
 Name                 Acquired  Realized     cisable     cisable     cisable      cisable
 Michael M. Goldberg    1,919   $2,051<F2> 1,189,095<F6>  450,000  $10,667,937  $4,837,500
                          969    2,544<F3>
                        2,388   40,298<F4>
                          999    2,323<F5>
 Sam J. Milstein        1,547   $1,653<F2>   659,204      330,000  $ 5,855,738  $3,547,500
                          781    2,050<F3>
                        1,888   31,860<F4>
                          918    2,134<F5>
 Robert A. Baughman,      990   $1,058<F2>   136,258          -    $ 1,043,987         -
 Jr.............          500    1,313<F3>
                        1,197   20,199<F4>
                          532    1,237<F5>
 Lewis H. Bender          774   $  827<F2>    40,814      102,000  $   463,243  $  720,475
                          391    1,026<F3>
                          658   11,104<F4>
                          407      946<F5>
_______________________________

<F1>  Based on  a closing  price of  $19.375 on  July 31,  1997 on  the
  Nasdaq National Market.

<F2>  Based on a closing price of $7.125 on August 1, 1996, the date of exercise, on the Nasdaq National Market.

<F3>  Based on a closing price of $14.625 on November 1, 1996, the date of exercise, on the Nasdaq National Market.

<F4>  Based on  a closing price of $24.00 on February 3, 1997, the date of exercise, on the Nasdaq National Market.

<F5>  Based on  a closing  price of  $19.00 on May 1, 1997, the date of exercise, on the Nasdaq National Market.

<F6>  Includes 130,000  shares with  respect to  which Dr. Goldberg has transferred options to members of his family and with respect to which Dr. Goldberg disclaims beneficial interest.

Employment Agreements

     The Company  has entered  into employment agreements with Michael
M. Goldberg, M.D. and Sam J. Milstein, Ph.D., expiring on July 31, 2001. Pursuant to the agreements, Dr. Goldberg is to serve as Chairman and Chief Executive Officer of the Company at an annual salary of $348,316 for the 1998 fiscal year to increase at 6% per year, Dr. Milstein is to serve as President and Chief Scientific Officer at an annual salary of $280,900 for the 1998 fiscal year to increase at 6% per year and both are to be nominated to serve as members of the Board of Directors. The agreements also provide for the grant of an option to purchase 750,000 shares of the Common Stock with respect to Dr. Goldberg and an option to purchase 550,000 shares with respect to Dr. Milstein. The options have an exercise price of $8.625 per share and they expire on October 5, 2005 except that they become earlier exercisable if the Company achieves certain milestones, with the rate in no event being greater than either 25% of the shares for each milestone achieved or 20% of the shares in any employment year. The Company milestones required for exercisability of the options are (i) execution of a collaboration agreement providing for the commercialization of a product utilizing the Company's drug delivery technology and the payment of a royalty to the Company, (ii) one or more financings by the Company that provide aggregate net proceeds of at least $15,000,000 and (iii) any subsequent such collaboration agreement or such financings.

     The agreements provide that, upon (i) termination by the Company either without cause or for any reason following a Change of Control (as defined in the agreements) or (ii) termination by Dr. Goldberg or Dr. Milstein, as the case may be, following an uncured breach or bankruptcy by the Company, the Company will make severance payments equal to the greater of (i) the compensation payable under the agreements from the date of termination to July 31, 2001 or (ii) one year's compensation under the agreements.

Compensation Committee Report on Executive Compensation

     The Compensation Committee's policies applicable to the compensation of the Company's executive officers are based on the principle that total compensation should be set to attract and retain those executives critical to the overall success of the Company and should reward executives for their contributions to the enhancement of shareholder value.

     The key elements of the executive compensation package are base salary, employee benefits applicable to all employees and long-term incentive compensation in the form of stock options. In general, the Compensation Committee has adopted the policy that compensation for executive officers should be competitive with that paid by leading biotechnology companies for corresponding senior executives. The Compensation Committee also believes that it is important to have stock options constitute a substantial portion of executive compensation in order to help executives align their interests with those of the stockholders.

     In determining the compensation for each executive officer, the Compensation Committee generally considers (i) data from outside studies and proxy materials regarding compensation of executive officers at comparable companies, (ii) the input of other directors regarding individual performance of each executive officer and (iii) qualitative measures of Company performance such as progress in the development of the Company's technology, the engagement of corporate partners for the commercial development and marketing of products and the success of the Company in raising the funds necessary to conduct research and development and the fact that the Company successfully completed a preliminary human safety and tolerance trial. The Compensation Committee's consideration of such factors is subjective and informal.

     The compensation of Michael M. Goldberg, the Chief Executive Officer of the Company, for the 1997 fiscal year was as called for by his employment agreement with the Company entered into during the 1996 fiscal year and the Compensation Committee did not consider any amendments to the compensation thereunder. In approving the five-year employment agreement negotiated with Dr. Goldberg for the period ending July 31, 2001, the Compensation Committee concluded that Dr. Goldberg's leadership contributed significantly to the Company's achievements and progress in the past and that Dr. Goldberg will continue to make significant contributions to the Company's performance in the future.

                                 Howard M. Pack
                                 Mark I. Greene
                                 Joseph R. Robinson


Comparative Stock Performance Graph

     The graph below compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total stockholder return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Pharmaceutical Index, assuming an investment of $100 on July 31, 1992 in each of the Company's Common Stock, the stocks comprising the Nasdaq Market Index and the stocks comprising the Nasdaq Pharmaceutical Index.

                                     Nasdaq      Nasdaq
                       Emisphere     Market      Pharm.
             7/31/92      100         100         100
             7/31/93       79         122          80
             7/31/94       22         125          78
             7/31/95       36         176          99
             7/31/96       40         191         120
             7/31/97      102         283         141

Section 16(a) Beneficial Ownership Reporting and Compliance

     Based solely on a review of the reports under Section 16(a) of the Exchange Act and representations furnished to the Company during the last fiscal year, the Company believes that each of the persons required to file such reports is in compliance with all applicable filing requirements.



  PROPOSALS II AND III: APPROVAL OF AMENDMENTS TO THE COMPANY'S 1991
      STOCK OPTION PLAN AND 1995 NON-QUALIFIED STOCK OPTION PLAN

          The Company's Board of Directors has determined that additional shares of the Common Stock should be made available for grants of stock options to the Company's officers and other employees and consultants who will be responsible for the profitability and long-term future growth of the Company. Accordingly, the Board has approved an amendment to the Company's 1991 Stock Option Plan (as amended, the "1991 Plan") to increase the maximum number of shares of the Common Stock available for the grant of options thereunder from 1,400,000 shares to 1,700,000 and an amendment to the Company's 1995 Non-Qualified Stock Option Plan (as amended, the "1995 Plan" and, collectively with the 1991 Plan, the "Plans") to increase the maximum number of shares of the Common Stock available for the grant of options thereunder from 1,900,000 shares to 2,100,000. As of October 31, 1997, options with respect to 1,444,470 shares were outstanding under the 1991 Plan and options with respect to 1,875,000 shares were outstanding under the 1995 Plan. If the amendments are not approved by the stockholders, the Company will have to reevaluate how it will provide incentives to the Company's existing and future officers and other employees and consultants.

Summary of the Plans

          The following is a brief summary of the Plans.

          Purpose The purpose of the Plans is to foster the Company's ability to attract, retain and motivate those individuals who will be largely responsible for the profitability and long-term future growth of the Company.

          Eligible Employees The eligible participants in the 1991 Plan are the Company's officers and other key employees and consultants other than directors, as determined and designated from time to time by the Company's Compensation Committee in its sole discretion. The eligible participants in the 1995 Plan are the Company's officers and other key executive employees, as determined and designated from time to time by the Company's Compensation Committee in its sole discretion.

          Grants Under the Plan The 1991 Plan provides for the grant of options to purchase shares of the Common Stock, including options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1995 Plan provides for the grant of options to purchase shares of the Common Stock, such options not intending to qualify as such incentive stock options.

          Administration The Plans are administered by the Compensation Committee of the Board of Directors of the Company, each member of which is intended to be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

          Subject to the provisions of the Plans, the Compensation Committee has the authority and discretion to grant options under the Plans, to interpret the provisions of the Plans and option agreements made thereunder and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plans.

          Maximum Shares to be Issued The maximum number of shares that may be issued pursuant to the grant of options under the Plans is 1,700,000 in the aggregate with respect to the 1991 Plan and 2,100,000 in the aggregate with respect to the 1995 Plan (subject to anti-dilution adjustments). In the event a stock option granted under the Plans expires or terminates prior to exercise, the shares subject thereto will thereafter be available for further option grants.

          Terms of Stock Option Grants The Compensation Committee specifies the terms and conditions of stock options granted under the Plans including without limitation the number of shares covered by each option, the exercise price, the option period, any vesting restrictions with respect to the exercise of the option and, with respect to the 1991 Plan, whether the option is intended to qualify as an incentive stock option. No option under the 1991 Plan may have an exercise price of less than the par value of the Common Stock or an option exercise period of more than ten years. Options intending to qualify as incentive stock options under the 1991 Plan and all options under the 1995 Plan must have an exercise price per share of not less than the fair market value of the Common Stock on the date of grant and an option exercise period of not more than ten years. Furthermore, an option intending to qualify as an incentive stock option and granted to a person who at the time of the grant holds more than 10% of the total combined voting power of all classes of stock of the Company must have an exercise price per share of not less than 110% of the fair market value of the Common Stock on the date of grant and an option exercise period of not more than five years.

          Restrictions on Transfer Options under the Plans may not be transferred by an optionee other than by will or by the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee, except that an option under the 1995 Plan may be transferred to members of the optionee's family or trusts for their benefit.

          Federal Income Tax Consequences The grant of options under the Plans will have no federal income tax consequences to either the Company or the option grantee. The exercise of incentive stock options will generally have no federal tax consequences to either the Company or the optionee, although the excess of the value of the stock over the exercise price is potentially subject to the alternative minimum tax under Section 55 of the Code. Upon exercise of options other than incentive stock options, the optionee is subject to federal income tax on the excess of the value of the stock over the exercise price and the Company is entitled to take a corresponding federal income tax deduction (subject to the limitation on deductibility of executive compensation).

          The foregoing is a general description of the federal income tax consequences relating to the grant and exercise of options under the Plans. It does not purport to cover the special rules under the Code, administrative and judicial interpretations, possible changes in the law or state and local income tax consequences.

          Amendment The Board of Directors of the Company may at any time amend or terminate the Plans, provided that no such amendment may be made without the approval of the stockholders of the Company to the extent approval is required by applicable laws, rules or regulations and provided further that no amendment or termination may adversely affect the rights of an optionee with respect to an outstanding option.

Grant Information

          It is not possible to determine the stock option grants that will be made pursuant to the Plans in the future. The table below sets forth information regarding the option grants that have been made under the Plans since their inception.

                                                 Number of Shares
                                    Dollar      Underlying Options
   Name and Position              Value (1)   1991 Plan    1995 Plan
Michael M. Goldberg.............     -          266,954    1,050,000
 Chairman of the Board and Chief
 Executive Officer
Sam J. Milstein.................     -          150,478      750,000
 President, Chief Scientific Officer
 and Secretary
Robert A. Baughman, Jr..........     -           90,268        -
 Senior Vice President and
 Director of Development
Lewis H. Bender.................     -          141,976        -
 Vice President of Business Development
All current executive officers
 as a group.....................     -          649,676    1,800,000
All current directors who are not
 executive officers as a group (2)    -            -            -
All employees, including all
  current officers who are not
  executive officers, as a group      -         865,226       75,000
_______________________________
(1) Based upon the excess of the fair market value of the Common Stock on the date of grant over the exercise price.
(2) Directors of the Company who are not also either employees of or consultants to the Company are not eligible to participate in the Plans.

Voting

          The amendments to the Plans must be approved by a majority of the total votes cast on each proposal. An abstention from voting on either proposal will have the effect of a "no" vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

          The Board of Directors of the Company deems the approval of the amendments to the 1991 Stock Option Plan and the 1995 Non-Qualified Stock Option Plan to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal II and FOR Proposal III.

 PROPOSAL IV: APPROVAL OF THE DIRECTORS' DEFERRED COMPENSATION STOCK
                                 PLAN

          The Board  has unanimously  adopted the  Directors' Deferred
Compensation  Stock   Plan  ( the  "Plan")  providing   for  the
issuance of up to 25,000 shares of the Common Stock in connection with the payment of deferred compensation to outside directors for attending meetings of the Board. The Plan is set forth in its entirety as Appendix A hereto and is summarized below. If the Plan is not approved by the stockholders, the Company will have to reevaluate how it will compensate outside directors for attending meetings of the Board.

Summary of the Plan

          The eligible participants in the Plan are the Company's directors who are neither officers nor employees of the Company and who do not own 5% or more of the shares of the Common Stock outstanding. There are currently five directors eligible to participate in the Plan. Pursuant to the Plan, the Company shall set up and maintain for each eligible director an account (each a "Share Account"). For each meeting attended by an eligible director,a number of shares of the Common Stock will be allocated to such director's Share Account equal to (i) the amount of compensation as determined by the Board of Directors for attending such meeting divided by (ii) the fair market value of the Common Stock as of the date of such meeting. With respect to cash dividends and distributions paid by the Company, the Plan provides that a number of shares of the Common Stock shall be allocated to each Share Account in an amount equal to (i) the amount of the dividend that would be paid if the shares allocated to the Share Account were issued and outstanding shares of the Common Stock divided by (ii) the fair market value of the Common Stock as of the date of payment of such dividend or distribution. For purposes of the Plan, the fair market value of the Common Stock as of any date shall be the closing price of the stock on such date.

          The shares allocated to a director's Share Account will be issued to such director within six months of his or her retirement from the Board or other termination as a director. It is anticipated, based on current tax law, that the directors participation in the Plan will not be subject to any federal income tax until the shares are issued and delivered to the them, that the amount of the federal income tax will be based on the value of the shares on the date of issuance and that the Company will be then entitled to take a corresponding federal income tax deduction.

          In the event of a stock dividend, stock split, recapitalization, merger in which the Company is the surviving corporation or other capital adjustment affecting the shares of the Common Stock outstanding, an appropriate adjustment shall be made, as determined by the Board of Directors, to the aggregate number of shares the Company may issue under the Plan and the number of shares allocated to each Share Account. In the event of the complete liquidation of the Company, or of a reorganization, consolidation or merger in which the Company is not the surviving corporation, the Company shall prior thereto issue and deliver to each of the directors all of the shares allocated to his or her Share Account.

          The Board of Directors may alter, amend, suspend or terminate the Plan in whole or in part, provided, however, that no alteration, amendment, suspension or termination shall adversely affect the right of a director to receive the number of shares allocated to his or her Share Account.


Benefits under the Plan

          It is not possible to determine the benefits or number of shares that will be received by or allocated to each outside director until the amount of each meeting fee is specified by the Board and the fair market value of the shares is determined as of the meeting date. In no event will a director or officer, other than a non-executive director, be entitled to receive any benefits under the Plan.

Voting

          Approval of the Plan requires a majority of the total votes cast. An abstention from voting will have the effect of a "no" vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

          The Board of Directors of the Company deems the approval of the Directors' Deferred Compensation Stock Plan to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal IV.

  PROPOSAL V:  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

          The Board of Directors has selected Coopers & Lybrand L.L.P. to serve as independent accountants for the fiscal year ending July 31, 1998. Coopers & Lybrand L.L.P. has served as the Company's independent accountants since November 1991.

          A representative of Coopers & Lybrand L.L.P. is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions. Although it is not required to do so, the Board of Directors is submitting the selection of independent accountants for ratification at the meeting. If this selection is not ratified, the Board of Directors will reconsider its choice.

          A majority of the votes cast (excluding abstentions and broker non-votes) at the meeting in person or by proxy is necessary for ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants of the Company.

          The Board of Directors of the Company deems the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants of the Company to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal V.


                              FORM 10-K

          Stockholder may obtain without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1997 by directing written requests to Investor Relations, Emisphere Technologies, Inc., 15 Skyline Drive, Hawthorne, New York 10532.


                        STOCKHOLDER PROPOSALS

          All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company contemplated to be held in January 1999 must be received by the Company no later than July 31, 1998, for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.


                            OTHER BUSINESS

          The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.
          The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.


                                   By order of the Board of Directors

                                   SAM J. MILSTEIN, PH.D.
                                   Secretary

Hawthorne, New York
November 28, 1997

                                                           Appendix A
                    EMISPHERE TECHNOLOGIES, INC.


             DIRECTORS' DEFERRED COMPENSATION STOCK PLAN


                            25,000 Shares


1.   Purpose

     The purpose of the Directors' Deferred Compensation Stock Plan (the "Plan") of Emisphere Technologies, Inc. (the "Company") is to attract, compensate and retain well qualified directors by providing them with deferred compensation for attending meetings of the Board of Directors or a committee thereof and with an equity interest in the Company's success.

2.   Stock Subject to the Plan

     The Company may issue and deliver a total of 25,000 shares of its common stock, par value $.01 per share (the "Common Stock"), pursuant to the Plan. Such shares may be either authorized but unissued shares or treasury shares.

3.   Administration

     The Plan shall be administered by the Board of Directors of the Company. The Board shall have the power and authority as may be necessary to carry out the provisions of the Plan, including the interpretation and construction of the Plan, the determination of the amount of compensation for attending each meeting, the adoption of such rules and regulations as it may deem advisable and the termination of further share issuances under the Plan.

4.   Eligibility

    Eligibility to participate in the Plan shall be open to only those directors of the Company who (i) are neither officers nor employees of the Company or any of its subsidiaries, (ii) do not beneficially own five percent or more of the Common Stock outstanding and (iii) are not affiliated with any person who is such an officer, employee or owner.

5.   Share Accounts

     The Company shall set up and maintain for each eligible director an account (each a "Share Account') representing the number of shares of the Common Stock which the Company is obligated in the future to issue and deliver to such director, determined as follows:

        (a) for each meeting attended by an eligible director, a number of shares of the Common Stock shall be added to his or her Share Account in an amount equal to (i) the amount determined by the Board of Directors as compensation for attending such meeting divided by (ii) the fair market value of the Common Stock as of the date of such meeting;


                                A-1

        (b) for each cash dividend or distribution paid by the Company with respect to the Common Stock, a number of shares of the Common Stock shall be added to each Share Account in an amount equal to (i) the amount of the dividend that would be paid if the shares in the Share Account were issued and outstanding shares of the Common Stock divided by (ii) the fair market value of the Common Stock as of the date of payment of such dividend or distribution;

        (c) As used herein, the fair market value of the Common Stock as of any date shall be the closing price of the Common Stock on the Nasdaq National Market on such date. In the event the Common Stock ceases at any time to be traded on the Nasdaq National Market, the fair market value of the Common Stock shall be determined in such manner as may be set by the Board of Directors of the Company; and

        (d) All share calculations shall be made to the nearest one thousandth of a share.

6.   Issuance of Shares

     The Company shall within six months following the date each participant in the Plan ceases to be a director of the Company issue and deliver to such person all of the shares in his or her Share Account. In the event of the death of a director, such shares shall be delivered to the director's estate or legal representative. Nothing herein shall be deemed to confer any right to continue as a director of the Company or to limit the right of the Company to remove a director.

7.   Rights as a Stockholder

     Until such time as the shares in a director's Share Account have been issued and delivered to the director in accordance with the terms of the Plan, the director shall have no rights as a stockholder with respect to the shares of the Common Stock in his or her Share Account.

8.   Nontransferability of the Share Account

     The right to receive shares in a director's Share Account may not be assigned or transferred except by will or by the laws of descent and distribution and may be delivered during the life of the director only to the director.

9.   Compliance with Securities Laws

     If the  shares to  be  issued  under  the  Plan  have  not  been registered under the Securities Act of 1933, as amended, the Company's obligation to issue such shares shall be conditioned upon receipt of a representation in writing that the director is acquiring such shares for his or her own account and not with a view to the distribution thereof and the certificate representing such shares shall bear a legend in such form as the Company's counsel deems necessary or desirable. In no event shall the Company be obligated to issue any shares under the Plan if, in the opinion of the Company's counsel, such issuance would result in a violation of any federal or state securities laws.

10.  Stock Adjustments

     (a) In the event of a stock dividend, stock split, recapitalization, merger in which the Company is the surviving corporation or other capital adjustment affecting shares of the Common Stock outstanding, an appropriate adjustment shall be made, as determined by the Board of Directors of the Company, to the aggregate number of shares the Company may issue under the Plan and the number of shares in each Share Account.

     (b) In the event of the complete liquidation of the Company, or of a reorganization, consolidation or merger in which the Company is not the surviving corporation, the Company shall prior thereto issue and deliver to each of the directors all of the shares in his or her Share Account.

                                A-2

11.  Effectiveness of the Plan

     The Plan was adopted on September 11, 1997 by resolution of the Board of Directors of the Company and is effective as of such date. The Plan shall be submitted to the Company's stockholders for approval by the affirmative votes of the holders of a majority of the Common Stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

12.  Amendment of the Plan

    The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, provided, however, that (i) no alteration, amendment, suspension or termination shall adversely affect the right of a director to receive the number of shares of the Common Stock in his or her Share Account and (ii) any amendment which must be approved by the stockholders of the Company in order to ensure that all transactions under the Plan continue to be exempt under Rule 16b-3 under the Exchange Act or any successor provision or to comply with any rule or regulation of a governmental authority, applicable securities exchange or Nasdaq National Market shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule or regulation.












                                A-3

                     EMISPHERE TECHNOLOGIES, INC.
                           15 Skyline Drive
                      Hawthorne, New York 10532

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Michael M. Goldberg, M.D. and Sam
J. Milstein, Ph.D., and each of them, as Proxies each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Emsiphere Technologies, Inc. held of record by the undersigned on November 26, 1997 at the Annual Meeting of Stockholders to be held on January 15, 1998 or any adjournments or postponements thereof.

1.   ELECTION OF DIRECTORS

          Nominees:
  Michael M. Goldberg, M.D.    STOCKHOLDERS MAY  WITHHOLD AUTHORITY TO
     Jere E. Goyan, Ph.D       VOTE FOR  ANY NOMINEE BY DRAWING A LINE
 Mark I. Greene, M.D., Ph.D.   THROUGH OR  OTHERWISE STRIKING  OUT THE
      Peter Barton Hutt        NAME  OF   SUCH  NOMINEE.    ANY  PROXY
    Sam J. Milstein, Ph.D.     EXECUTED  IN  SUCH  MANNER  AS  NOT  TO
        Howard M. Pack         WITHHOLD  AUTHORITY  TO  VOTE  FOR  THE
  Joseph R. Robinson, Ph.D.    ELECTION OF ANY NOMINEE SHALL BE DEEMED
                               TO GRANT SUCH AUTHORITY.

        _ GRANT authority  to vote for  _    WITHOLD authority to
          the  seven   nominees  as  a    vote  for   the   seven
          group                           nominees as a group

2. Approval and adoption of the amendment to the Company's 1991 Stock Option Plan increasing the number of shares of the Common Stock available for issuance thereunder by 300,000

        _ FOR           _ AGAINST       _ ABSTAIN

3. Approval and adoption of the amendment to the Company's 1995 Non-Qualified Stock Option Plan increasing the number of shares of the Common Stock available for issuance thereunder by 200,000

        _ FOR           _ AGAINST       _ ABSTAIN

4.   Approval of  the Company's Directors' Deferred Compensation Stock
     Plan

        _ FOR           _ AGAINST       _ ABSTAIN

5. Ratification of the Board of Directors' selection of Coopers & Lybrand L.L.P. to serve as the Company's independent accountants for the fiscal year ending July 31, 1998

        _ FOR           _ AGAINST       _ ABSTAIN

6. Authority to vote in their discretion on such other business as may properly come before the meeting

        _ FOR           _ AGAINST       _ ABSTAIN

     This proxy,  when properly  executed, will be voted in the manner
directed herein  by the  undersigned stockholder.   If no direction is
made, this proxy will be voted for each of the proposals named above.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE
                          ENCLOSED ENVELOPE.


                                   Dated                        , 1998



                                               (Signature)


                                       (Signature if held jointly)

                                   Please sign exactly as name appears
                                   hereon.   When shares  are held  by
                                   joint tenants,  both  should  sign.
                                   When signing as attorney, executor,
                                   administrator, trustee or guardian,
                                   please give full title as such.  If
                                   a corporation,  please sign in full
                                   corporate  name   by  president  or
                                   other authorized  officer.    If  a
                                   partnership,   please    sign    in
                                   partnership  name   by   authorized
                                   person.